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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              August 8, 2001
                                                        ----------------------
                         LOUISIANA-PACIFIC CORPORATION
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            (Exact name of registrant as specified in its charter)

           Delaware                   1-7107             93-0609074
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(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon           97205-3303
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   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (503) 821-5100
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

                                      DEBT OFFERING

     On August 8, 2001, Louisiana-Pacific Corporation (the "Company") issued a press release announcing the pricing of the Company's $200,000,000 aggregate principal amount of its 10.875% Senior Subordinated Notes due 2008. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by this reference. In addition, the Underwriting Agreement, dated as of August 8, 2001, between the Company and the underwriters named therein, the Pricing Agreement, dated as of August 8, 2001 between the Company and the underwriters named therein, and the form of Third Supplemental Trust Indenture contemplated to be entered into between the Company and Bank One Trust Company, N.A., as Trustee, in connection with the debt offering are filed as exhibits to this report and are incorporated herein by this reference.

                                      OTHER MATTERS

     The Company has been named as defendant in a putative class action filed in the Superior Court of California, County of San Francisco on July 30, 2001 captioned Mahleon R. Oyster and George Sousa vs. Louisiana-Pacific Corporation. The action was filed on behalf of a purported class of persons nationwide owning structures on which the Company's Nature Guard Cement Shakes were installed as roofing. The plaintiffs generally allege product liability, negligence, unfair business practices, false advertising, breach of warranties, fraud and other theories related to alleged defects, and failure of such cement shakes, as well as consequential damages to other components of the structures on which the cement shakes were installed. The plaintiffs seek general, compensatory, special and punitive damages as well as disgorgement of profits and the establishment of a fund to provide restitution to the purported class members. The Company no longer manufactures or sells cement shakes, but established and maintains a claims program for the Nature Guard Cement Shakes previously sold by it. The Company believes that it has substantial defenses and intends to defend this action vigorously.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following exhibits are filed herewith:

          1.1 Underwriting Agreement, dated as of August 8, 2001, between Louisiana-Pacific Corporation and the underwriters named therein.

          1.2 Pricing Agreement, dated as of August 8, 2001, between Louisiana-Pacific Corporation and the underwriters named therein.

          4. Form of Third Supplemental Trust Indenture between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

          99.1  Press Release.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LOUISIANA-PACIFIC CORPORATION
                                        ---------------------------------
                                        (Registrant)

August 10, 2001                         /s/ Curtis M. Stevens
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Date                                    Curtis M. Stevens,
                                        Vice President and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX


  Exhibit Number           Description
  --------------          -------------
       1.1 Underwriting Agreement, dated as of August 8, 2001, between Louisiana-Pacific Corporation and the underwriters named therein.

       1.2 Pricing Agreement, dated as of August 8, 2001, between Louisiana-Pacific Corporation and the underwriters named therein.

       4. Form of Third Supplemental Trust Indenture between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

      99.1  Press Release.